                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14 (a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  / x /

Filed by a Party other than the Registrant  /   /

Check the appropriate box:

/  / Preliminary Proxy Statement

/ X/ Definitive Proxy Statement

/  / Definitive Additional Materials

/  / Soliciting Material Pursuant to Exchange Act Rule 14a-11 or 14a-12

                             AM Communications, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                             AM Communications, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     2)  Aggregate number of securities to which the transaction applies:

         -----------------------------------------------------------------------


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         -----------------------------------------------------------------------


     4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------


     5)  Total fee paid:

         -----------------------------------------------------------------------


/ / Fee paid previously with preliminary materials.

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -----------------------------------------------------------------------


     2)  Form Schedule or Registration Statement No.:

         -----------------------------------------------------------------------


     3)  Filing Party:

         -----------------------------------------------------------------------



     4)  Date Filed:

         -----------------------------------------------------------------------

                             AM COMMUNICATIONS, INC.
                             100 Commerce Boulevard
                            Quakertown, PA 18951-2237

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on November 9, 2001

     The Annual Meeting of Stockholders of AM Communications, Inc., a Delaware corporation (the "Company"), will be held on Friday, November 9, 2001 at 9:30 a.m., local time, at Meyers Restaurant, 501 N. West End Boulevard (Route 309, 1 mile North of the intersection of Routes 313 and 663), Quakertown, PA 18951, for the following purposes:

1. To elect six directors of the Company to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and shall qualify;

2. To consider and vote upon a proposal to amend the Company's 1999 Stock Option Plan (the "1999 Plan") to increase the aggregate number of shares of the Company's Common Stock authorized for issuance under the Plan from 10,000,000 to 15,000,000 shares; and

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The close of business on September 20, 2001 has been fixed as the record date for the meeting. All stockholders of record at that time are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

     The Proxy Statement accompanying this Notice contains detailed information concerning the matters to be considered and acted upon at the meeting. Please read it carefully.

     All stockholders are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, the Board of Directors urges you to date, sign and return promptly the enclosed proxy, which is solicited by the Board of Directors of the Company. Your proxy may be revoked at any time prior to the time it is voted and the return of the proxy will not affect your right to vote in person if you do attend the meeting. A copy of the Company's 2001 Annual Report is also enclosed but is not to be regarded as proxy solicitation material.

                                            By Order of the Board of Directors,

                                            Javad K. Hassan
                                            Chairman
October 5, 2001

                             AM COMMUNICATIONS, INC.
                             100 Commerce Boulevard
                            Quakertown, PA 18951-2237

                                 PROXY STATEMENT
                  ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                NOVEMBER 9, 2001

     The enclosed proxy is solicited by the Board of Directors of AM Communications, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at Meyers Restaurant, 501 N. West End Boulevard (Route 309, 1 mile North of the intersection of Routes 313 and 663), Quakertown, PA 18951 on Friday, November 9, 2001 at 9:30 a.m., local time, and any adjournment or postponement thereof. This proxy statement, the foregoing notice, and the enclosed proxy are being mailed to stockholders on or about October 5, 2001.

     The Board of Directors does not intend to bring any matters before the meeting for action other than the matters specifically referred to in the notice of the meeting, nor does the Board of Directors know of any matter which anyone else proposes to present for action at the meeting. However, if any other matters properly come before the meeting for action, the persons named in the accompanying form of proxy, or their duly constituted substitutes acting at the meeting, will be deemed authorized to vote or otherwise act thereon in accordance with their judgment in such matters.

     In the absence of contrary instructions, the shares represented by properly executed proxies received by the Company will be voted "For" the nominees of the Board of Directors in the election of six directors, "For" the proposed amendment to the 1999 Stock Option Plan, and in the discretion of the proxy holders on such other matters as may properly come before the meeting. Any proxy may be revoked at any time prior to its exercise by notifying the Chairman of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

     The address of the principal executive offices of the Company is 100 Commerce Boulevard, Quakertown, PA 18951.

                          Outstanding Voting Securities

     At the close of business on September 20, 2001, the record date to determine stockholders entitled to vote at the Annual Meeting, the Company had 43,427,350 outstanding shares of Common Stock, par value $.10 per share, and

19,825 outstanding shares of Senior Convertible Redeemable Preferred Stock, par value $100 per share. On September 20, 2001, the aggregate market value of the Company's outstanding shares of Common Stock held by non-affiliates was $7,677,277 (based on the average between the bid and the asked prices of such stock on that date).

     The presence, in person or by proxy, at the meeting of stockholders entitled to cast a majority of the votes which all stockholders are entitled to cast will constitute a quorum. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting.

     On all matters voted upon at the meeting and any adjournment or postponement thereof, each record holder of Common Stock will be entitled to one vote per share and each record holder of Senior Convertible Redeemable Preferred Stock will be entitled to 133.33 votes per share. In the election of directors, stockholders do not have cumulative voting rights. The nominees receiving the highest number of votes cast, up to the number of directors to be elected, shall be elected. Approval of the proposed amendment to the Company's 1999 Stock Option Plan requires the affirmative vote of a majority of the shares of the Common Stock and a majority of the shares of the Senior Convertible Redeemable Preferred Stock voted at the meeting. Abstentions will be counted in the tabulations of the votes cast on proposals presented to stockholders at the meeting and will have the same effect as negative votes cast with respect to the election of directors or the approval of the proposed amendment to the Company's 1999 Stock Option Plan. Broker non-votes will not be counted for purposes of determining the election of directors or the approval of the proposed amendment to the Company's 1999 Stock Option Plan.

Voting Arrangements with Respect to Company Stock
     On November 2, 1998, the Alvin Hoffman Revocable Trust UAD 2/28/86 ("the Hoffman Trust") entered into a Voting Trust and Share Price Participation Agreement dated November 2, 1998 (the "Voting Trust"), with Javad (Jay) K. Hassan as voting trustee (the "Voting Trustee"), and pursuant thereto deposited with the Voting Trustee 14,391,837 shares of the Common Stock of the Company, constituting 33% of the issued and outstanding shares of the Company's Common Stock. Pursuant to the terms of the Voting Trust, the Voting Trustee is entitled, for the term of the Voting Trust, to exercise all voting rights with respect to such shares. Accordingly, the management of the Company believes that, while Alvin Hoffman, the settlor of the Hoffman Trust, remains a beneficial owner of such shares, the transfer of voting rights with respect to such shares has resulted in control of the Company by Mr. Hassan. Neither Mr. Hoffman nor the Hoffman Trust received any consideration for the transfer of voting rights.

Security Ownership of Certain Beneficial Owners and Management
     The table below sets forth certain information as of September 20, 2001 with respect to each person and entity known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, each nominee for director of the Company, each executive officer listed in the cash compensation table, and all executive officers and directors of the Company as a group.

                                                           Beneficial Ownership of Common Stock
Beneficial Owner (1) (2)                               No. of Shares            Percentage of Class(14)
-------------------------------------------------------------------------------------------------------
Javad K. Hassan                                        27,254,171 (3)                     57.5%
Alvin Hoffman                                          18,808,170 (4)                     40.6%
NT Holdings Mauritius                                   7,862,334 (5)                     18.1%
Keith D. Schneck                                          853,333 (6)                      1.9%
Michael L. Quelly                                         770,000 (7)                      1.7%
Joseph D. Rocci                                           497,846 (8)                      1.1%
R. Barry Borden                                           260,000 (9)                       *
Lemuel A. Tarshis                                         250,000 (10)                      *
Jill R. Felix                                              50,000 (11)                      *
Roger L. Jack                                              50,000 (12)                      *
Maqbool A. Qurashi                                            ---                           *
Harry Tankin                                                  ---                           *
All Directors, Nominees for Director
and Executive Officers as a Group (11 Persons)         34,401,683 (13)                    67.1%

* Less than one percent.

     (1) To the best of the Company's knowledge, all shares of stock are owned beneficially, and sole voting and investment power is held with respect thereto, by the persons and entities named, except as otherwise noted. Share amounts include additional shares issuable pursuant to options or warrants held by such owners that are exercisable or may become exercisable within 60 days of the date hereof.
     (2) The address of all beneficial owners is c/o AM Communications, Inc., 100 Commerce Boulevard, Quakertown, PA 18951-2237.
     (3) Includes (i) 14,391,837 shares of the Common Stock, over which Mr. Hassan exercises all voting rights, pursuant to The Voting Trust and Share Price Participation Agreement between Mr. Hoffman and Mr. Hassan, as the Voting Trustee, (ii) 4,000,000 shares issuable pursuant to outstanding stock options, and (iii) 7,862,334 shares issued upon the exercise of warrants which were issued to NeST Technologies, Inc. for services rendered, of which Mr. Hassan is CEO and sole owner, and to Network Equipment Systems & Technologies (P) Ltd. for services rendered, and then subsequently such shares were transferred to NT Holdings Mauritius. Mr. Hassan owns less than 50% of the outstanding equity interests issued by NT Holdings Mauritius and disclaims beneficial ownership in a portion of the shares set forth in (iii) above.

     (4) The information concerning the beneficial ownership of Mr. Hoffman is based, in part, upon information furnished by Mr. Hoffman to the Company. The beneficial ownership indicated represents (i) 19,825 shares of Senior Convertible Preferred Stock convertible into 2,643,333 shares of Common Stock,
(ii) 200,000 shares issuable pursuant to stock options, (iii) 773,000 shares of Common Stock currently owned by Mr. Hoffman's wife, and (iv) 14,391,837 shares of Common Stock of the Company which the Hoffman Trust beneficially owns but over which Javad K. Hassan, as Voting Trustee, exercises all voting rights. Mr. Hoffman disclaims beneficial ownership of the shares set forth in (iii) above.
     (5) Includes 7,862,334 shares of Common Stock issued upon the exercise of warrants held by NeST Technologies, Inc. for services rendered, of which Mr. Hassan is CEO and sole owner, and Network Equipment Systems & Technologies (P) Ltd. for services rendered, which were subsequently transferred to NT Holdings Mauritius. NT Holdings Mauritius is owned by Mr. Hassan and a trust established for the benefit of members of his family. Mr. Hassan is a less than 50% owner in NT Holdings Mauritius and disclaims beneficial ownership in a portion of these shares.
     (6) Includes 683,333 shares issuable pursuant to stock options.
     (7) Includes 605,000 shares issuable pursuant to stock options.
     (8) Includes 405,000 shares issuable pursuant to stock options.
     (9) Includes 250,000 shares issuable pursuant to stock options.
     (10) Includes 250,000 shares issuable pursuant to stock options.
     (11) Includes 50,000 shares issuable pursuant to stock options.
     (12) Includes 50,000 shares issuable pursuant to stock options.
     (13) Includes (i) an aggregate of 14,391,837 shares of Common Stock beneficially owned by the Hoffman Trust but over which Javad K. Hassan, as Voting Trustee, exercises all voting rights, (ii) 19,825 shares of Senior Convertible Preferred Stock convertible into 2,643,333 shares of Common Stock,
(iii) 773,000 shares of Common Stock currently owned by Mr. Hoffman's wife as to which Mr. Hoffman disclaims beneficial ownership, (iv) 6,493,333 shares of Common Stock which may be acquired upon the exercise of outstanding options, (v) 2,237,846 shares of Common Stock held by other officers and directors, and (vi) 7,862,334 shares of Common Stock issued upon the exercise of warrants held by NeST Technologies, Inc. and Network Equipment Systems & Technologies (P) Ltd. and then transferred to NT Holdings Mauritius. Mr. Hassan disclaims beneficial ownership of a portion of the shares set forth in (vi) above.
     (14) The percentages have been calculated on the basis of treating as outstanding, for a particular holder, all shares of the Common Stock outstanding on said date and all shares of the Common Stock issuable to such holder in the event of exercise or conversion of outstanding options, warrants and convertible securities owned by such holder at said date which are exercisable or convertible within 60 days of such date.

     The table below sets forth certain information as of September 20, 2001 with respect to each person and entity known to the Company to be the beneficial owner of any of the outstanding shares of the Company's Senior Convertible Redeemable Preferred Stock.

Beneficial Owner                    No. of Shares         Percentage of Class
--------------------------------------------------------------------------------
Alvin Hoffman                          19,825                     100%
c/o AM Communications, Inc.
100 Commerce Boulevard
Quakertown, PA 18951


                            1. ELECTION OF DIRECTORS

     At the meeting, the stockholders will be asked to elect six directors, to hold office until the next annual meeting or until their respective successors have been duly elected and qualified. It is expected that proxies properly executed on the enclosed form will be voted, in the absence of other instructions, for the election of the persons named below. Should any one or more of these nominees become unavailable to accept nomination or election as a director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other persons as the Board of Directors may recommend, unless the Board of Directors reduces the number of directors.

     The nominees for directors, together with certain information with respect to them, are as follows:

                             Became
Name & Age                   Director     Principal Occupation and Business During Last Five Years
----------                   --------     --------------------------------------------------------
Javad K. Hassan, 60          1998         Mr. Hassan joined the Company in November 1998 as Chairman of the
                                          Board. Prior to joining the Company, Mr. Hassan held senior level positions at AMP, Inc. from 1988 until he was named President of AMP
                                          Communications Systems Business, a division of AMP, Inc., in 1995. He previously had a 20 year career at IBM. Mr. Hassan is the founder and principal shareholder of NeST Technologies, Inc., a US headquartered technology services company which provides and receives services to and from Network Equipment Systems & Services (P) Ltd. located in India. He also is founder and principal shareholder of NeSTronix, Inc. a provider of outsource manufacturing services. He currently serves as Chairman of the Electronic Development Commission for the Government of Kerala,
                                          India. He also serves as Chairman of NeSTronix, Inc. and e-Cell
                                          Technologies, Inc. and is a director of Fibercore, Inc., a public company.

                             Became
Name & Age                   Director     Principal Occupation and Business During Last Five Years
----------                   --------     --------------------------------------------------------
R. Barry Borden, 61          1996         Mr. Borden currently serves as President of LMA Group, a management consulting firm in Merion, PA and is Chairman of Ozro, Inc. of Boston,
                                          MA, a supplier of E-commerce software. He previously was President of
                                          Broadbeam Corporation of Princeton, New Jersey from 1997 and has held executive level positions with other high technology companies including Mergent International, Cricket Software, Inc., Franklin
                                          Computer Corporation and Delta Data Systems. Mr. Borden is also a director of Fastnet Corporation and Vice Chairman of Sedona
                                          Corporation, both publicly held companies.
Jill R. Felix, 57            2000         Ms. Felix has been President, CEO, and director of the University
                                          Science Center since 1997. From 1983 to 1997, she held executive level positions with Liberty Property Trust. She also holds director positions for numerous organizations including Greater Philadelphia
                                          First, West Philadelphia Partnership, University City District,
                                          Delaware Valley Industrial Resource Center, International House, Valley
                                          Forge Historical Society and the Pennsylvania BioTechnology Assoc.
Alvin Hoffman, 72            1995         Mr. Hoffman is a private investor and has been a registered broker with
                                          Makefield Securities in Boca Raton, FL since 1982.
Keith D. Schneck, 46         1995         Mr. Schneck joined the Company in April 1995 as President and Chief
                                          Financial Officer and Director. In April 2000, he resigned from his position as President and assumed a financial advisory role with the
                                          NeST related companies in addition to continuing to serve as Chief
                                          Financial Officer of the Company. As of December 31, 2000, Mr. Schneck
                                          resigned as Chief Financial Officer, but continues to serve as a
                                          Director of the Company. Mr. Schneck is currently the Chief Financial
                                          Officer for T-Networks, Inc., a designer and manufacturer of equipment for fiber-optic networks.
Lemuel A. Tarshis,           1996         Dr. Tarshis is a private consultant and since April 2001 has been
Ph.D., 60                                 serving as a consultant to the Company and NeST Technologies, Inc. He also has been a director and research professor at Stevens Institute of
                                          Technology since 1991. Prior to 1992, Dr. Tarshis held vice president and general management positions with General Instrument Corporation.
                                          He is a director of NeST Technologies, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of its common stock, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission (the "SEC"). Officers, directors, and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that during its fiscal year ended on March 31, 2001 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were timely satisfied except for an initial report of stock ownership filed late by Roger L. Jack.

Information Concerning Meetings, Committees and Directors' Compensation
     The Board of Directors held three regular meetings during the fiscal year ended March 31, 2001. During fiscal 2001, all directors attended at least 75% of the total number of meetings of the Board of Directors and committees of the Board on which they served.

     The Audit Committee is responsible for reviewing audit activities, recommending to the Board of Directors the engagement of independent auditors, and reviewing the professional services rendered by the Company's independent auditors including the scope of the audit, their fees, and the results of their engagement. No member of the committee is an employee of the Company. During fiscal 2001, the Audit Committee consisted of Ms. Felix and Messrs. Tarshis and Hassan, and met one time.

     The Board of Directors of the Company has determined that the members of the Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards, as the same may be modified or supplemented from time to time).

     The Audit Committee is also responsible for reviewing the adequacy of the Company's internal procedures and controls and for implementation of appropriate recommendations made by the Company's independent auditors. The Board of Directors of the Company has not adopted a written charter for the Company's Audit Committee.

Audit Committee Report
----------------------

         The Audit Committee has reviewed and discussed the audited financial statements of the Company for fiscal year ended on March 31, 2001 with the Company's management. The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61, as the same may be modified or supplemented from time to time. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussion with Audit Committee), as the same may be modified or supplemented from time to time, and has discussed with the independent auditors the independent auditors' independence. Based on such review and discussion, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001.

                                                        Jill R. Felix
                                                        Lemuel A. Tarshis
                                                        Javad K. Hassan

     The Compensation and Stock Option Committee is responsible for the administration of the Company's Stock Options Plans and is authorized to select recipients of options pursuant to said plans and to determine the terms of their options, subject to the provisions of the applicable plan. In addition, the Committee reviews and approves employee compensation plans and such other benefits as it deems advisable. During fiscal 2001, the Compensation and Stock Option Committee consisted of Messrs. Borden and Hassan and met one time.

     The Company does not have a Nominating Committee.

     Directors who are not officers or employees of the Company are paid $500 for each Board of Directors meeting and Committee meeting attended. In addition, each director, who is not an employee of the Company, is entitled to receive, annually, an automatic grant of stock options covering 50,000 shares of the Company's Common Stock, pursuant to the Company's 1999 Stock Option Plan. The exercise price for such options is equal to the fair market value of the Common Stock on the date of grant and the options are fully exercisable at the time of grant. In addition to the standard directors fees, grants of options to acquire 50,000 shares of the Company's Common Stock were made to each non-employee director on November 28, 2000. These options were fully vested as of the date of grant. Javad K. Hassan received an option grant on February 19, 1999 to purchase 5,000,000 shares of the Company's Common Stock at an exercise price of $0.156 in accordance with a Services Agreement with the Company. These options were fully vested as of the date of grant. During fiscal 2001, Mr. Hassan exercised 1,000,000 of these option shares.

Executive Officers

                               Became
Name & Age                     Officer     Position with the Company and Business During Last Five Years
----------                     -------     -------------------------------------------------------------
Joseph D. Rocci, 53            1988        Group Vice President, Broadband Product Systems of the Company since
                                           2001. Served as Vice President, Product Operations of the Company from
                                           1988 to 1989 when he was appointed Vice President, Product Technology.
                                           He has been employed by the Company since 1983.

Michael L. Quelly, 47          1989        Vice President, Hardware Engineering of the Company since 2001.
                                           Previously served as Vice President, Engineering from 1989. He has been employed by the Company since 1982.

Roger L. Jack, 41              2000        Vice President, Software Engineering since joining the Company in
                                           2000. Previously, he was a software development consultant for the
                                           Company since 1997. He also served as a software consultant for QVC,
                                           Inc. from 1997 to 2000 and held senior software engineer positions with Visio Corporation, Unisys and ECTA Corporation from 1988 to 1996.

Maqbool A. Qurashi, 69         2000        Maqbool A. Qurashi joined the Company in October 2000 as Group Vice
                                           President, Broadband Services of the Company's wholly-owned subsidiary, AM Broadband Services, Inc. He previously was a consultant for several telecommunications firms from 1992 to 2000. Mr. Qurashi co-founded the Company in 1974.

Executive Compensation

     The following tables set forth certain information concerning (a) the cash remuneration paid by the Company during each of the last three fiscal years to the individual who served as the Company's Chief Executive Officer during fiscal 2001 and to each executive officer of the Company whose cash compensation exceeded $100,000 per annum during the last fiscal year of the Company, and (b) stock options granted and certain other compensation paid during the last three fiscal years to each such individual.

                           Summary Compensation Table
                           --------------------------
                       Annual and Long Term Compensation

Name & Principal                 Fiscal                       Stock Options           Other
     Position                    Year          Salary             Awarded             Compensation
----------------------------------------------------------------------------------------------------------
Javad K. Hassan ***              2001              ---                ---                   ---
Chairman                         2000              ---                ---                   ---
                                 1999              ---           5,000,000                  ---
----------------------------------------------------------------------------------------------------------
Keith D. Schneck *               2001       $   153,000               ---                $ 3,655 (3)
Director                         2000           138,000          1,350,000 (1)             4,284 (3)
                                 1999           138,000            450,000 (2)             4,125 (3)
---------------------------------------------------------------------------------------------------------
Joseph D. Rocci                  2001       $   120,000            200,000               $ 2,899 (4)
Group Vice President,            2000           106,000            705,000 (5)             2,630 (4)
Broadband Systems                1999            94,000            405,000 (6)             2,350 (4)
----------------------------------------------------------------------------------------------------------
Michael L. Quelly                2001       $   120,000            100,000               $ 3,485 (7)
Vice President,                  2000           106,000            705,000 (8)             3,316 (7)
Hardware Engineering             1999            98,000            405,000 (9)             2,940 (7)
----------------------------------------------------------------------------------------------------------
Harry J. Tankin **               2001       $    43,000                ---               $ 1,177 (10)
President                        2000           110,000          1,000,000                 2,919 (10)
                                 1999            28,000            400,000                   ---

* Mr. Schneck resigned as an officer and employee of the Company effective December 31, 2000. He continues to serve as a director of the Company.
** Mr. Tankin joined the Company on February 1, 1999. He resigned as an officer and an employee of the Company effective July 1, 2000. In an agreement between Mr. Tankin and the Company, the vesting period for 130,000 exercisable option shares was extended to January 1, 2002 and all remaining options were forfeited.
*** Since Mr. Tankin's departure, Mr. Hassan has functioned as Chief Executive Officer of the Company.

(1) Includes 850,000 shares of repriced stock options previously issued in fiscal years 1997 and 1996.
(2)  Repriced stock options previously issued in fiscal year 1996.
(3) Represents matching contributions under the Company's 401(k) plan paid by the Company in fiscal 2001, 2000, and 1999, respectively.
(4) Represents matching contributions under the Company 401(k) plan paid by the Company in fiscal 2001, 2000 and 1999, respectively.
(5) Includes 405,000 shares of repriced stock options previously issued in fiscal years 1998, 1997, 1995, and 1993.
(6) Includes 255,000 shares of repriced stock options previously issued in fiscal years 1997, 1995, and 1993.

(7) Represents matching contributions under the Company 401(k) plan paid by the Company in fiscal 2001, 2000 and 1999, respectively.
(8) Includes 405,000 shares of repriced stock options previously issued in fiscal years 1998, 1997, 1995, and 1993.
(9) Includes 280,000 shares of repriced stock options previously issued in fiscal years 1997, 1995, and 1993.
(10) Represents matching contributions under the Company 401(k) plan paid by the Company in fiscal 2001 and 2000.

     Other than the salary described herein, the Company did not pay the executive officers named in the Summary Compensation Table any fringe benefits, perquisites or other compensation in excess of the lesser of $50,000 or 10% of such executive officer's salary and bonus during fiscal 2001, 2000, and 1999. The above compensation does not include certain insurance and other personal benefits, the total value of which does not exceed, as to any named officer, the lesser of $50,000 or 10% of such person's cash compensation.

     All of the Company's group life, health, hospitalization or medical reimbursement plans, if any, do not discriminate in scope, terms, or operation in favor of the executive officers or directors of the Company and are generally available to all salaried employees of the Company.

     The Company has a stock option plan (the "1999 Plan") for its employees, directors, and other persons responsible for significant contributions to the Company's business. Under this 1999 Plan, which was approved by the stockholders in February, 1999, either non-qualified options or incentive stock options may be granted to purchase shares of the Company's stock at a price not less than its fair market value on the date of the grant. Options generally become exercisable one-third per year commencing one year after the date of grant and terminating after 10 years. The aggregate maximum number of shares for which options may be issued under the 1999 Plan is 10,000,000.

     The following table sets forth options granted to the named executive officers during fiscal 2001:

                                                           % of Total
                                No. of Securities         Options Granted        Exercise
                      Fiscal    Underlying Options        to Employees           Price         Expiration
                      Year      Granted                   in Fiscal Year         ($/Share)     Date
                      -----     ------------------        --------------         ---------     ----------
Javad K. Hassan       2001            ---                     ---                   ---            ---
Keith D. Schneck      2001            ---                     ---                   ---            ---
Joseph D. Rocci       2001          200,000                  9.75%                $0.50        11/28/10
Michael L. Quelly     2001          100,000                 19.5 %                $0.50        11/28/10
Harry J. Tankin       2001            ---                    ---                    ---            ---

     The following table sets forth certain information pertaining to the shares acquired by the individuals named in the Summary Cash Compensation Table upon exercise of stock options in fiscal 2001 and pertaining to the number and value of options held by such individuals at year end:

             Fiscal 2001 Option Exercises and Year End Option Values
             -------------------------------------------------------

                                                                Number of                    Value of
                                                            Unexercised Options          In-the-Money Options
                        Shares         Value                At Fiscal Year End           at March 31, 2001(2)
                        Acquired on    Realized             -------------------         ----------------------
Name                    Exercise       ($) (1)      Exercisable   Unexercisable     Exercisable    Unexercisable
------------------      ---------------------------------------   -------------     -----------    -------------
Javad K. Hassan         1,000,000        $133,500    4,000,000        ---           $564,000         $   ---
Keith D. Schneck               ---           ---       983,333      166,667          142,550           23,500
Joseph D. Rocci                ---           ---       605,000      300,000           87,735          (26,500)
Michael L. Quelly              ---           ---       605,000      200,000           87,735          (26,500)
Harry J. Tankin                ---           ---       130,000        ---             18,330             ---

(1) Value realized is the difference between the market price of a share of Common Stock on the date of exercise and the exercise price of the option, multiplied by the number of shares underlying the option.
(2) Value is based upon the closing price of the stock on March 31, 2001, less the exercise price.


Certain Relationships and Related Transactions

     On November 2, 1998, Javad (Jay) K. Hassan entered into a Services Agreement with the Company pursuant to which Mr. Hassan (i) was appointed to the Company's Board of Directors and elected to serve as its Chairman of the Board,
(ii) agreed to assume the duties and responsibilities described therein, and
(iii) was granted an option to acquire 5,000,000 shares of the Company's Common Stock, at a per share exercise price of $0.156 which was equal to the fair market value of the stock on the date of grant. On December 30, 2000, Mr. Hassan exercised options to purchase 1,000,000 shares of the Company's Common Stock and paid the exercise price of $156,000 to the Company in connection therewith.

     On November 2, 1998, the Company entered into a strategic development and manufacturing agreement with Network Equipment Systems & Technologies (P) Ltd. (NeST (P) Ltd.). NeST (P) Ltd. is a technology company located in India which provides software and hardware design services and manufacturing services. Mr. Hassan is the founder, CEO, and owner of NeST Technologies, Inc., a U.S. headquartered technology services company, which provides and receives services to and from NeST (P) Ltd. Collectively, these operations are referred to as NeST. The Company has the option to pay for NeST development services either in cash or through the issuance of warrants. During fiscal 1999, the Company issued 4,234,018 warrants to purchase AM Common Stock, at an exercise price of $.01 per share, in payment for $670,000 of NeST services from November 1998 through April

3, 1999. The Company also issued warrants to purchase 3,628,316 shares of the Company's Common Stock, at an exercise price of $.01 per share, in payment of $1,157,197 of NeST development services for the period from April 4, 1999 through January 1, 2000. Since January 2, 2000, the Company has paid for such services in cash. The Company incurred expenses of $2.2 million and $1.7 million for NeST services in fiscal 2001 and fiscal 2000, respectively. On January 24, 2001, NeST exercised all of its warrants and purchased 7,862,334 shares of the Company's Common Stock. NeST paid the Company $78,623 in connection therewith.

     Keith D. Schneck, the former Chief Financial Officer and a director of the Company also provided advisory services to Mr. Hassan and NeST Technologies, Inc. during fiscal 2001 and fiscal 2000.

     Under a consulting agreement with Lemuel A. Tarshis, a director of the Company, the Company incurred expenses of $59,000 and $35,000 during fiscal 2001 and fiscal 2000, respectively. Mr. Tarshis also provides consulting services to NeST Technologies, Inc. and serves as a director of the company.

     During the fourth quarter of fiscal 2000, the Company entered into an agreement with NeSTronix, to outsource all of its manufacturing requirements commencing January 1, 2000. NeSTronix provides complete turnkey electronic design and outsourcing services to third party customers, and is owned and controlled by the Company's Chairman, Mr. Javad K. Hassan. Under this relationship, the Company's existing manufacturing staff was transferred and became employees of NeSTronix as of January 2, 2000. In return, the Company received a long-term commitment from NeSTronix to manage and supply all of the Company's manufacturing requirements for a three year period with agreed upon pricing. The Company incurred expenses in the amount of $2.4 million and $441,000 for such services in fiscal 2001 and 2000, respectively.

     In June 1999, the Company entered into an agreement with its chairman, Javad K. Hassan, whereby Mr. Hassan provided a $500,000 line of credit to the Company, with interest payable at 10%. Payment of all outstanding borrowings and interest is due by December 31, 2001. No amounts were borrowed under this line during fiscal 2001 or 2000.

     The Company provides certain administrative and support services and office space to NeST, NeSTronix and several other entities associated with Mr. Hassan's non-AM business ventures. During fiscal 2001 and fiscal 2000, the Company charged fees totaling $1,075,000 and $613,000, respectively, for such services.

                 2. PROPOSAL TO INCREASE SHARES AUTHORIZED FOR
                     ISSUANCE UNDER 1999 STOCK OPTION PLAN

     The Company's existing Stock Option Plan (the "Plan") was adopted in 1999. The Plan authorizes the grant of options to purchase up to an aggregate of 10,000,000 shares of Common Stock to the Company's directors and employees and to other persons responsible for making significant contributions to the Company's business. The Board of Directors believes that the equity stake in the growth and success of the Company afforded by stock options provides such key individuals wit an incentive to continue to energetically apply their talents on behalf of the Company. Since there are only 1,015,996 options to acquire shares of the Common Stock currently available for issuance under the 1999 Stock Option Plan, the Board of Directors has approved the increase in the number of shares of the Common Stock for which options may be granted under the 1999 Stock Option Plan from 10,000,000 shares to 15,000,000 shares.

     The key provisions of the 1999 Stock Option Plan are briefly summarized below. The complete text of the 1999 Stock Option Plan is attached hereto as Annex A and reference is made to such Annex A for a complete statement of the provisions of the 1999 Stock Option Plan:

     1. Type of Options: The 1999 Stock Option Plan would enable the Company to grant either "non-qualified options' or "incentive stock options."

     2. Number of Shares: The aggregate maximum number of shares for which options may be issued under the 1999 Stock Option Plan is currently 10,000,000 shares of the Company's Common Stock, par value $.10, subject to antidilution adjustments in the event of any changes in the Company's capitalization. The aggregate market value of such shares as of September 20, 2001 (based on the average of the bid and the asked prices of the Company's Common Stock on such date) was $2,950,000. As of September 20, 2001, options to acquire 11,376,000 shares of the Company's Common Stock had been issued under the 1999 Stock Option Plan, 1,092,993 of such options had been exercised, 1,299,003 of such options had expired, and 8,984,004 of such options were outstanding. As of September 20, 2001, options to acquire 1,015,996 shares of the Common Stock remained available for issuance pursuant to the 1999 Stock Option Plan. Stockholders of the Company will have no preemptive rights with regard to shares allotted to the 1999 Stock Option Plan.

     3. Administration: The 1999 Stock Option Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company, which Committee shall consist of not less than two (2) directors who shall not be employees of the Company.

     4. Eligibility: Optionees of the 1999 Stock Option Plan shall be selected by the Committee from among the directors and employees of the Company and other individuals who provide services to or otherwise have a relationship with the Company or its subsidiaries. Optionees will be selected on the basis of demonstrated ability to contribute substantially to the success of the Company. The Committee will determine the identity and the number of optionees under the 1999 Stock Option Plan. Employees of the Company, including employees who are also directors of the Company, will be eligible to receive incentive stock options under the 1999 Stock Option Plan. All other eligible individuals, including non-employee directors of the Company, will be eligible to receive non-qualified stock options under the 1999 Stock Option Plan.

     5. Expiration and Termination of the 1999 Stock Option Plan: The 1999 Stock Option Plan may be abandoned or terminated at any time by the Board of Directors except with respect to any option then outstanding under the 1999 Stock Option Plan. No stock option shall be granted pursuant to the Plan after ten (10) years from the effective date of the 1999 Stock Option Plan.

     6. Term of Option: All options will lapse on the earlier of the: (a) expiration of the option terms specified by the Committee, but in no event shall incentive stock options be exercisable after the expiration of 10 years from the date such option is granted (five years for optionees who own more than 10% of the total combined voting power of all classes of the stock of the Company or its parent or subsidiary corporation or corporations), (b) expiration of three months from the date the employee's employment terminates for any reason other than disability or death, or (c) expiration of twelve months from the date the employee's employment terminates by reason of the employee's disability or death.

     7. Option Price: The exercise price for each stock option issued under the 1999 Stock Option Plan shall be set by the Board of Directors at the time the option is granted but, for incentive stock options granted under the 1999 Stock Option Plan, such exercise price shall not be less than 100% of the fair market value of the Common Stock on the date the option is granted. In the case of the grant of an incentive stock option to an optionee who owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the option price of such option shall be at least 110% of the fair market value of the Common Stock on the date the option is granted.

     8. Maximum Grant: In any calendar year, the aggregate fair market value of the shares (as determined at the time the option is granted) for which all incentive stock options held by an optionee are exercisable for the first time in such calendar year cannot exceed the sum of $100,000.

     9. Payment: The exercise of any option shall be contingent upon receipt by the Company of a certified or official bank check or the equivalent thereof acceptable to the Company, shares of the Company's Common Stock, or any combination of the foregoing, in an amount equal to the full option price of the shares being purchased. Proceeds received by the Company from optioned shares will be used by the Company for general corporate purposes.

     10. Federal Income Tax Matters. The Company believes that, under currently applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), an optionee will not be deemed to receive any income for Federal tax purposes upon the grant of an option under the 1999 Stock Option Plan, nor will the Company be entitled to a tax deduction at that time. However, upon the exercise of an option, the tax consequences are as follows:

              (a) Upon the exercise of a non-qualified option, the optionee will have ordinary income in an amount equal to the excess of the value of the shares on the exercise date over the exercise price. The Company will be allowed an income tax deduction at that time in the same amount.

              (b) Upon the exercise of an incentive stock option, no income is recognized by the optionee. If the stock is held at least one
                  (1) year following the date of transfer of the stock to him and at least two (2) years from the date of grant of the option, the optionee will realize a long-term capital gain or loss upon a sale of the underlying stock, measured by the difference between the option exercise price and the sale price. If either of these holding period requirements is not satisfied, and thus a "disqualifying disposition" has occurred, ordinary income tax treatment will apply to the difference between the option exercise price and the fair market value of the stock on the date of exercise of the option. If the actual gain on the sale of stock exceeds the amount of ordinary income, the excess will be considered short-term or long-term capital gain depending on how long the shares are actually held. No income tax deduction will be allowed the Company with respect to shares purchased by an optionee upon the exercise of an incentive stock option, if such shares are held for the required periods as described above. If a disqualifying disposition occurs, the Company will be allowed an income tax deduction equal to the amount of ordinary income recognized by the optionee upon the disposition. If the amount which the optionee realizes on the disqualifying disposition would result in a loss if the rules regarding disqualifying dispositions applied, the amount of ordinary income which the optionee would recognize (and the amount of the Company's deduction) is the excess of the amount realized on the sale over the basis of such stock.

                  Each optionee should consult with his or her tax advisor as to other tax issues associated with respect to the options as they may apply to his or her particular situation.

     12. Amendments to the 1999 Stock Option Plan: The Board of Directors is able to amend the 1999 Stock Option Plan without further approval by the stockholders of the Company, except insofar as such approval is required by law, or the Internal Revenue Code in the case of incentive stock options.

     The following table sets forth information concerning stock options granted, as of September 20, 2001, under the 1999 Stock Option Plan to (a) each of the executive officers of the Company names in the Compensation Table contained in this Proxy Statement, (b) all current executive officers as a group, (c) all current directors who are not executive officer as a group, (d) each nominee for election as a director, (e) each associate of any such directors, executive officers, or nominees, (f) each other person who received or is to receive five percent (5%) or more of all options granted under the 1999 Stock Option Plan, and (g) all other employees (including all officers of the Company who are not executive officers) as a group.

     Name of Individual and                            Number of Options
     Position or Number in Group                       Held on Record Date
     ---------------------------                       -------------------

     Javad K. Hassan                                          4,000,000

     Keith D. Schneck                                           500,000

     Michael L. Quelly                                          400,000

     Joseph D. Rocci                                            500,000

     Harry J. Tankin                                            130,000

     All Current Executive Officers,
     As a Group (4 persons)                                   1,350,000

     Current Directors who are not Executive
     Officers, as a Group (6 persons)                         5,000,000

     R. Barry Borden                                            150,000

     Jill R. Felix                                               50,000

     Alvin Hoffman                                              150,000

     Lemuel A. Tarshis, Ph.D.                                   150,000

     All Other Employees, as a Group (49 persons)             2,634,004

     No determination has been made with respect to future recipients of options under the 1999 Stock Option Plan and it is not possible to specify the names or positions of the individuals to whom options may be granted, or the number of shares, within the limitations of the 1999 Stock Option Plan, to be covered by such options.

     The Board of Directors of the Company believes that a stock option plan is of substantial value in creating additional incentive for key individuals to promote the success of the Company by increasing their proprietary interest in the Company, encouraging key individuals to remain in the Company's employ, and assisting in the recruitment of personnel of outstanding ability. In light of the Company's efforts to strengthen its position in the marketplace, the ability to attract, motivate, and retain highly qualified employees and consultants is of particular importance to the Company. Accordingly, the Board of Directors of the Company recommends a vote FOR this proposal. For the proposed amendment to the 1999 Stock Option Plan to be adopted, it will be necessary that it be approved by the affirmative vote of a majority of the shares of the Common Stock and a majority of the shares of the Senior Convertible Redeemable Preferred Stock voted at the meeting.


ADDITIONAL INFORMATION

Relationship with Independent Public Accountants
     Grant Thornton LLP has been selected by the Board of Directors as the independent public accountants for the Company's 2001 fiscal year. The Registrant engaged Grant Thornton LLP, independent certified public accountants on January 24, 2000, as the Registrant's principal accountant to audit the Registrant's financial statements for the fiscal year ending April 1, 2000. Such new accounting firm was engaged in replacement of KPMG LLP, independent certified public accountants, who had previously been engaged for the same purpose and whose resignation was effective October 11, 1999. A representative of Grant Thornton LLP is expected to be present at the meeting will have an opportunity to make a statement if he so desires, and will be available to respond to appropriate questions.

     The Board of Directors approved the appointment of the Company's independent public accountants to perform the audit services normally rendered by public accounting firms.

     Audit Fees: The total fees for professional services incurred by the Company for services rendered by the Company's independent auditors in connection with the audit of the Company's financial statements for the fiscal year ended on March 31, 2001 and the reviews of the Company's Forms 10-QSB for such fiscal year were $42,000. All such services were performed by full-time, permanent employees of Grant Thornton LLP.

     Financial Information Systems Design and Implementation Fees: There were no fees billed to the Company for the professional services described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by the Company's independent auditors for the fiscal year ended on March 31, 2001.

     All Other Fees: The aggregate fees billed to the Company for professional services rendered by the Company's independent auditors (other than the fees for services disclosed under Audit Fees or Financial Information Systems Design and Implementation Fees) for the fiscal year ended on March 31, 2001 were $2,700.

     Auditor Independence: The Company's Audit Committee has reviewed the total fees paid by the Company to Grant Thornton LLP for the fiscal year ended March 31, 2001 and has concluded that the payment of such fees is compatible with maintaining the independence of such firm.

Stockholder Proposals for 2002 Annual Meeting of Stockholders
     The Company anticipates that its 2001 Annual Meeting of Stockholders will be held on or about November 8, 2002.

     Stockholder proposals intended to be considered at the 2002 Annual Meeting of Stockholders and which the proponent would like to have included in the proxy materials distributed by the Company in connection with such meeting, pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), must be received at the principal executive offices of the Company no later than June 7, 2002. Such proposals may be included in next year's proxy materials if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

     Stockholder proposals intended to be considered at the 2002 Annual Meeting of Stockholders and for which the proponent does not intend to seek inclusion of the proposal in the proxy materials to be distributed by the Company in connection with such meeting must be received at the principal executive offices of the Company no later than August 16, 2002. Any stockholder proposal received after such date will not be considered to be timely submitted for purposes of the discretionary voting provisions of Rule 14a-4 promulgated under the 1934 Act. In accordance with Rule 14a-4(c), the holders of proxies solicited by the Board of Directors of the Company in connection with the Company's 2002 Annual Meeting of Stockholders may vote such proxies in their discretion on certain matters as more fully described in such Rule, including without limitation on any matter coming before the meeting as to which the Company does not have notice on or before August 16, 2002.

Solicitation of Proxies
     Expenses incurred in connection with the solicitation of proxies for the meeting to which this proxy statement pertains will be paid by the Company. Solicitation of proxies will be principally by mail. In addition, some of the directors, officers or other employees of the Company (none of whom will receive additional compensation therefor) may solicit proxies personally, by telephone, or by mail, if deemed appropriate. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and reimbursement for expenses incurred in connection therewith may be made by the Company.

Annual Report on Form 10-KSB
     The Company will provide without charge to each person solicited by this proxy statement, on the written request of any such person, a copy of the Company's Annual Report on Form 10-KSB, including the financial statements and the schedules thereto, as filed with the Securities and Exchange Commission for its 2001 fiscal year. Such written requests should be directed to the Shareholder Relations Department, AM Communications, Inc., 100 Commerce Boulevard, Quakertown, PA 18951-2237.


                                                  Javad K. Hassan
                                                  Chairman

October 5, 2001

                                   APPENDIX A

                             AM COMMUNICATIONS, INC.
                             1999 STOCK OPTION PLAN


1.       Purpose

         The purpose of the 1999 Stock Option Plan (referred to herein as the "Plan") of AM Communications, Inc. (the "Company") is to provide a means by which certain employees and directors of, and others providing services to or having a relationship with, the Company and its subsidiaries (as such term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")) may be given an opportunity to purchase common stock of the Company ("Common Stock"). The Plan is intended to promote the interests of the Company by encouraging stock ownership on the part of such individuals, by enabling the Company and its subsidiaries to secure and retain the services of highly qualified persons, and by providing such individuals with an additional incentive to advance the success of the Company and its subsidiaries.

2.       Administration

         The Plan shall be administered by a Committee consisting of not less than two directors (the "Committee") to be appointed from time to time by the Board of Directors. The Committee shall have the power to select optionees, to establish the number of shares and other terms applicable to each such option, to construe the provisions of the Plan, and to adopt rules and regulations governing the administration of the Plan. All power and authority granted hereunder to the Committee may, at the discretion of the Board of Directors, be exercised by the Board. The members of the Board of Directors or the Committee shall not be liable for any action or determination made in good faith with respect to the Plan or to any option granted pursuant thereto.

3.       Eligibility

         The persons who shall be eligible to participate in this Plan and receive options hereunder shall be the Company's directors and such employees and other individuals who provide services to or otherwise have a relationship with the Company or its subsidiaries as the Committee shall from time to time determine to be key individuals to the success of the Company.

4.       Allotment of Shares

         A maximum of Ten Million (10,000,000) authorized but unissued shares of the Common Stock, $0.10 par value, of the Company will be allotted to the Plan. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be re-optioned under the Plan.

5.       Effective Date and Term of Plan

         The effective date of the Plan is the date on which it is approved by the affirmative vote of shareholders owning a majority of the Common Stock of the Company. The Plan shall terminate on the tenth anniversary of its effective date, but the Board of Directors may terminate the Plan at any time prior thereto. Termination of the Plan shall not alter or impair, without the consent of the optionee, any of the rights or obligations of any option theretofore granted under the Plan.

6.       Terms and Conditions

         A.       All Options

                  Stock options granted pursuant to this Plan shall be evidenced by agreements in such form as the Committee shall from time to time approve. Nothing in this Plan or any option granted hereunder shall govern the employment rights and duties between the optionee and the Company or subsidiary. Neither this Plan, nor any grant or exercise pursuant thereto, shall constitute an employment agreement among such parties. The following shall also apply to all options granted under the Plan:

                  (i)      Option Price

                           The option price per share for each stock option
                  shall be determined by the Committee, consistent with the provisions of this Plan.

                  (ii)     Time of Exercise of Option

                           Except as otherwise set forth herein, the Committee
                  shall establish the option period and time or times within the option period when the stock option may be exercised in whole or in such parts as may be specified from time to time by the Committee. No option shall be exercisable until after the expiration of six months from the date of grant. With respect to an optionee whose employment with the Company is about to terminate (for whatever reason), the Committee may in its discretion accelerate the time or times when any particular stock option held by said optionee may be so exercised so that such time or times are earlier than those originally provided in said option. In all cases exercise of a stock option granted to an employee shall be subject to the provisions of
                  Section 6A(v).

                  (iii)    Payment and Manner of Exercise

                           The entire option price shall be paid at the time the
                  option is exercised. To the extent that the right to purchase shares has accrued hereunder, options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the option is being exercised and the time of delivery thereof, in accordance with such administrative procedures as may from time to time be specified by the Committee. Such notice of exercise shall be accompanied by full payment for the shares by: (1) certified or official bank check or the equivalent thereof acceptable to Company; (2) by tendering to the Company shares of Common Stock, or requesting the Company to accept shares to be acquired by exercising the option, having an aggregate fair market value, determined by the Company at the date of payment, equal to the option price; or (3) any combination of the foregoing. Upon exercise, the Company shall deliver to the optionee (or other person entitled to exercise the option), at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for such shares; provided, however, that the time of delivery may be postponed by the Company for such periods as may be required for it with reasonable diligence to comply with any requirements of law; and provided further that in the event the Common Stock issuable upon exercise is not registered under the Securities Act of 1933 (the "Act"), then the Company may require that the registered owner deliver an investment representation in form acceptable to the Company and its counsel and the Company will place a legend on the certificate for such Common Stock restricting the transfer of same. There shall be no obligation or duty for the Company to register under the Act at any time the Common Stock issuable upon exercise of the options. If the optionee (or other person entitled to exercise the option) fails to accept delivery, the optionee's payment shall be returned and the right to exercise the option with respect to such undelivered shares shall be terminated.

                  (iv)     Non-Transferability of Option

                           An option by its terms shall not be transferable by
                  the optionee otherwise than by will or by the laws of descent and distribution.

                  (v)      Rights after Termination of Employment

                           In the event of termination of employment due to any
                  cause other than death or disability, rights to exercise the stock option shall terminate three months following cessation of employment. In the event of termination of employment due to disability (within the meaning of Section 22(e)(3) of the Code) or death, such optionee or executor, administrator or devisee of an optionee, shall have the right to exercise such option (to the extent otherwise exercisable) at any time within one year after cessation of employment by reason of such disability or death.

                  (vi)     Effect of Termination of Directorship

                           An option granted to a director shall not be affected
                  solely due to the fact that the holder ceases, for whatever reason, to serve on the Board of Directors.

                  (vii) Adjustment in Event of Recapitalization of the Company

                           In the event of a reorganization, recapitalization,
                  stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Board of Directors shall make such adjustment as it may deem equitably required, in the number and kind of shares authorized by and for the Plan, in the number and kind of shares covered by the options granted, and in the option price.

                  (viii)   Change in Control

                           Notwithstanding any other provision of this Plan, if
                  there is a Change in Control of the Company, all then outstanding stock options shall immediately become exercisable. For purposes of this Section (viii), a "Change in Control" shall be deemed to have occurred in the event of a change in control of the Company which would be required to be reported in response to Item 1 of Form 8-K promulgated under the Exchange Act; provided that a Change in Control shall in no event be deemed to have occurred for the purposes hereof solely due to the grant of voting rights (including by the entering into of a voting trust), or the termination or modification of such grant of voting rights, by any individual who, at the time of adoption of this Plan, owns in excess of 30% of the Common Stock of the Company.

         B.       Non-Qualified Stock Options

                  The Committee may, in its discretion, grant options under the Plan which, in whole or in part, do not qualify as incentive stock options under
Section 422 of the Code ("Non-Qualifying Options"). The terms and conditions of the Non-Qualifying Options shall be governed by Section 6A above.

         C.       Incentive Stock Options

                  The Committee may, in its discretion, grant options under the Plan which qualify, in whole or in part, as incentive stock options under
Section 422 of the Code. In addition to the terms and conditions set forth in
Section 6A above, the following terms and conditions shall govern any incentive stock option issued under the Plan:

                  (i)      Maximum Fair Market Value of Incentive Stock Options

                           No optionee may have incentive stock options which
                  become exercisable for the first time in any calendar year (under all incentive stock option plans of the Company and its subsidiary corporations) with an aggregate fair market value (determined as of the time such option is granted) in excess of One Hundred Thousand Dollars ($100,000).

                  (ii)     Option Price

                           The option price per share for each incentive stock
                  option shall be 100% of the fair market value of the Common Stock on the date the option is granted; except, in the case of the grant to an optionee who owns Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the option price of such option shall be at least 110% of the fair market value of the Common Stock on the date the option is granted. The fair market value shall be determined as prescribed by the Code and regulations promulgated thereunder.

                   (iii)   Period of Option

                           Each incentive option shall expire ten years from the
                  date it is granted or at the end of such shorter period as may be designated by the Committee on the date of grant; except, in the case of the grant of an incentive stock option to an optionee who owns Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, such option shall not be exercisable after the expiration of five years from the date it is granted.

                  (iv)     Eligible Participants

                           Incentive stock options may be issued only to
                  employees of the Company or its parent or subsidiary corporation or corporations.

7.       Amendment of Plan

         The Board, within its discretion, shall have authority to amend the Plan and the terms of any option issued hereunder; provided, that no such action of the Board of Directors, without the approval of the Shareholders of the Company, shall:

                  (a) materially increase the benefits accruing to optionees under the Plan;

                  (b) increase the number of securities which may be issued under the Plan; or

                  (c) materially modify the requirements as to eligibility for participation under the Plan.

P R O X Y                                This Proxy is Solicited on Behalf of the Board of Directors
AM Communications, Inc.                  The undersigned hereby appoints Javad K. Hassan and Patricia A. Eynon,
100 Commerce Boulevard                   and each of them, proxy for the undersigned, with full power of substitution,
Quakertown, PA 18951-2237                to vote all shares of Common Stock and Senior Convertible Redeemable
                                         Preferred Stock of AM Communications, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on November 9, 2001 at 9:30 a.m. or any adjournment or postponement thereof.
----------------------------------------------------------------------------------------------------------------------
1. Election of Directors.   ___    FOR all six nominees listed (except as marked to the contrary below).
                            ___    WITHHOLD AUTHORITY to vote for all six nominees listed below.

(To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below.)
   Nominees:      R. Barry Borden                Jill R. Felix              Javad K. Hassan
                  Alvin Hoffman                  Keith D. Schneck           Lemuel A. Tarshis

2. Amendment to the 1999 Stock Option Plan to increase the number of shares authorized for issuance thereunder from 10,000,000 to 15,000,000.

            ___ For           ___ Against           ___ Abstain

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

Whether or not you plan to attend the meeting in person, you are urged to sign and return your proxy without delay in the return envelope provided for that purpose which requires no postage if mailed in the United States. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all six nominees for directors, FOR the proposed amendment to the Company's 1999 Stock Option Plan, and as the Proxies deem advisable on such other matters as may properly come before the meeting. This proxy may be revoked at any time prior to the time it is voted.

The undersigned hereby revokes all previous proxies for such meeting, and hereby acknowledges receipt of the Notice of the Meeting, the Proxy Statement, and the Annual Report of AM Communications, Inc. furnished herewith.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

                                  Dated:
                                        ----------------------------- , 2001

                                  ------------------------------------------
                                  Stockholder's Signature

                                  -------------------------------------------
                                  Stockholder's Signature, if held jointly


Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.